UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 7, 2010

EDCI HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-34015	26-2694280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 East 44th Street
New York, New York 10017
(Address of Principal
Executive Offices)

(646) 401-0084
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 7, 2010,  EDCI Holdings, Inc. ("the Company" or "EDCI"), issued press release announcing updated information regarding a contemplated second liquidating distribution to its shareholders in accordance with its Plan of Dissolution, as well as an updated range of total estimated distributions to be made in connection with its ongoing dissolution.  A copy of the press release is furnished as Exhibit 99.1 to this current report.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
99.1	EDCI Press Release Announcing Second Dissolution Distribution Payment Amount and Date, Provides Updated Range of Total Estimated Dissolution Proceeds dated 07/07/10

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDCI HOLDINGS, INC.

Date: July 7, 2010	By:	/s/ Clarke H. Bailey
Clarke H. Bailey
Chief Executive Officer